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                                                                    EXHIBIT 10.1


                       FIRST AMENDMENT TO CREDIT AGREEMENT

         ENTERED into by and between AMERICAN HEALTHWAYS, INC., formerly known as American Healthcorp, Inc., a Delaware corporation (the "Borrower"), and SUNTRUST BANK (the "Lender"), as of this 12th day of May, 2000.

                                    RECITALS

         1. American Healthcorp, Inc., entered into a Credit Agreement with Lender January 4, 2000 (the "Credit Agreement").

         2. By charter amendment filed with the Secretary of State of Delaware, American Healthcorp, Inc. changed its name to American Healthways, Inc.

         3. The Borrower desires that the Lender provide it with a letter of credit sublimit facility as set forth herein.

         4. The Borrower and the Lender desire to enter into this First
Amendment

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Borrower and the Lender agree as follows:

         1. The definition of "Borrower" as set forth in Section 1.1. of the Credit Agreement shall be amended and restated as follows:

            "Borrower" shall mean American Healthways, Inc., formerly known as American Healthcorp, Inc., a Delaware corporation.

         2. The definition of "Credit Documents" as set forth in Section 1.1. of the Credit Agreement shall be amended and restated as follows:

            "Credit Documents" shall mean, collectively, this Agreement, the Revolving Credit Note, any LC Documents, the Subsidiary Guaranties, the Security Documents, and all other instruments, documents, certificates, agreements, and writings executed in connection herewith.

         3. Section 1.1. of the Credit Agreement shall be amended to include the following new definitions:

            "LC Commitment" shall mean that portion of the Aggregate Revolving Commitments that may be used by the Borrower for the issuance of Letters of Credit in an aggregate face amount not to exceed $4,000,000.

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            "LC Disbursement" shall mean a payment made by the Lender pursuant to a Letter of Credit.

            "LC Documents" shall mean the Letters of Credit and all applications, agreements and instruments relating to the Letters of Credit.

            "LC Exposure" shall mean, at any time, the sum of (i) the aggregate undrawn amount of all outstanding Letters of Credit at such time, plus (ii) the aggregate amount of all LC Disbursements that have not been reimbursed by or on behalf of the Borrower at such time.

            "Letter of Credit" shall mean any letter of credit issued pursuant to Section 2.1.A. by the Lender for the account of the Borrower pursuant to the LC Commitment.

            "Letter of Credit Fee" shall have the same meaning as set forth in
            Section 2.6.(b).

         4. Section 2.1.(a) of the Credit Agreement shall be amended and restated in its entirety as follows:

                  (a) Subject to and upon the terms and conditions herein set forth, the Lender agrees to make to Borrower from time to time on and after the Closing Date, but prior to the Maturity Date, Advances under the Revolving Credit Note that when added to the LC Exposure do not exceed the Borrowing Base.

         5. The Credit Agreement shall be amended to include new Section 2.1.A. to read as follows:

                  Section 2.1.A. Letters of Credit. (a) From the date hereof through December 31, 2000 and provided that no Default or Event of Default has occurred, the Lender agrees to issue, at the request of the Borrower, Letters of Credit for the account of the Borrower on the terms and conditions hereinafter set forth; provided, that (i) each Letter of Credit shall expire on the earlier of (A) the date one year after the date of issuance of such Letter of Credit (or in the case of any renewal or extension thereof, one year after such renewal or extension) and (B) the date that is five (5) Business Days prior to the Maturity Date; and (ii) the Borrower may not request any Letter of Credit, if, after giving effect to such issuance (A) the LC Exposure would exceed the LC Commitment or (B) the LC Exposure, plus the outstanding Advances would exceed the Borrowing Base. The issuance of any Letter of Credit shall reduce the Borrower's ability to receive Advances under the Revolving Credit Note by an amount equal to the face amount of the Letter of Credit for so long as the Letter of Credit remains outstanding. In the event that for any reason, the sum of the LC Exposure, plus outstanding Advances exceeds the Borrowing Base, the Borrower agrees to pay to the Lender immediately on demand such amount as would reduce the sum of the LC Exposure, plus outstanding Advances to an amount that is equal to or less than the Borrowing Base. Such prepayment, if required, shall be subject to the provisions of
            Section 2.12. herein.




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                  (b) To request the issuance of a Letter of Credit (or any
            amendment, renewal or extension of an outstanding Letter of Credit), the Borrower shall give the Lender irrevocable written notice at least three (3) Business Days prior to the requested date of such issuance specifying the date (which shall be a Business Day) such Letter of Credit is to be issued (or amended, extended or renewed, as the case may be), the expiration date of such Letter of Credit, the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. In addition to the satisfaction of the conditions in Article III, the issuance of such Letter of Credit (or any amendment which increases the amount of such Letter of Credit) will be subject to the further conditions that the Borrower shall have paid to Lender the Letter of Credit Fee and such Letter of Credit shall be in such form and contain such terms as the Lender shall approve and that the Borrower shall have executed and delivered any additional applications, agreements and instruments relating to such Letter of Credit as the Lender shall reasonably require; provided, that in the event of any conflict between such applications, agreements or instruments and this Agreement, the terms of this Agreement shall control.

                  (c) The Lender shall examine all documents purporting to
            represent a demand for payment under a Letter of Credit promptly following its receipt thereof. The Lender shall notify the Borrower of such demand for payment and whether the Lender has made or will make a LC Disbursement thereunder; provided, that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse the Lender with respect to such LC Disbursement. The Borrower shall be irrevocably and unconditionally obligated to reimburse the Lender for any LC Disbursements paid by the Lender in respect of such drawing, without presentment, demand or other formalities of any kind.

                  (d) The Borrower shall deposit in an account with the Lender, in the name of the Lender and for the benefit of the Lender, an amount in cash equal to the LC Exposure as of such date plus any accrued and unpaid interest thereon; provided, that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in Section 7.7. Such deposit shall be held by the Lender as collateral for the payment and performance of the obligations of the Borrower under this Agreement. The Lender shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Lender and at the Borrower's risk and expense, such deposits shall not bear interest. Interest and profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Lender to reimburse itself for LC Disbursements for which it had not been reimbursed and to the extent so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated, be applied to satisfy other obligations of the Borrower under this Agreement. If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not so applied as aforesaid) shall be returned to



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            the Borrower within three (3) Business Days after the earlier of:
            (i) all Events of Default have been cured or waived, or (ii) the satisfaction or elimination of the LC Exposure.

                  (e) The Borrower's obligation to reimburse LC Disbursements hereunder shall be absolute, unconditional and irrevocable and shall be performed strictly in accordance with the terms of this Agreement under all circumstances whatsoever and irrespective of any of the following circumstances:

                        (i) Any lack of validity or enforceability of any Letter
                  of Credit or this Agreement;

                        (ii) The existence of any claim, set-off, defense or
                  other right which the Borrower or any Subsidiary or Affiliate of the Borrower may have at any time against a beneficiary or any transferee of any Letter of Credit (or any Persons or entities for whom any such beneficiary or transferee may be acting), the Lender or any other Person, whether in connection with this Agreement or the Letter of Credit or any document related hereto or thereto or any unrelated transaction;

                        (iii) Any draft or other document presented under a
                  Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect;

                        (iv) Payment by the Lender under a Letter of Credit
                  against presentation of a draft or other document to the Lender that does not comply with the terms of such Letter of Credit, unless such payment results from the gross negligence or willful misconduct on the part of the Lender;

                        (v) Any other event or circumstance whatsoever, whether
                  or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower's obligations hereunder; or

                        (vi) The existence of a Default or an Event of Default.

                  The Lender shall not have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to above), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Lender; provided, that the foregoing shall not be construed to excuse the Lender from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by the Lender's failure to exercise care when determining whether drafts or other documents presented under a Letter of Credit comply with the terms




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            thereof. The parties hereto expressly agree, that in the absence of gross negligence or willful misconduct on the part of the Lender (as finally determined by a court of competent jurisdiction), the Lender shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented that appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Lender may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

                  (f) Each Letter of Credit shall be subject to the Uniform
            Customs and Practices for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, as the same may be amended from time to time, and, to the extent not inconsistent therewith, the governing law of the State of Tennessee.

         6. Section 2.6. of the Credit Agreement shall be amended and restated as follows:

            Section 2.6. Fees.

                  (a) The Borrower shall pay to the Lender a Facility Fee
            quarterly in arrears equal to the average daily unused amount under the Revolving Credit Note (calculated by including the amount of LC Exposure as outstanding Advances) multiplied by one quarter of one percent (1/4%) per annum.

                  (b) The Borrower shall pay to the Lender quarterly in arrears a fee (the "Letter of Credit Fee") which shall accrue at the Applicable Margin then in effect on the average daily amount of the Lender's LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) attributable to such Letter of Credit during the period from and including the date of issuance of such Letter of Credit to but excluding the date on which such Letter of Credit expires or is drawn in full, as well as the Lender's standard fees with respect to issuance, amendment, renewal, or extension of any Letter of Credit or processing of drawings thereunder.

         7. The opening clause of Section 3.2. of the Credit Agreement shall be amended and restated as follows:

                  At the time of the making of any Advances, including the
            initial Advance hereunder, and at the time of the issuance of any Letter of Credit, the following conditions shall have been satisfied or shall exist:

         8. The concluding clause of Article III of the Credit Agreement shall be amended and restated as follows:

                  Each request for an Advance or the issuance of a Letter of
            Credit shall constitute a representation and warranty by the Borrower, as of the date of the Advance or the Letter of Credit, that the applicable conditions specified in Section 3.1. and 3.2. have been satisfied.



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         9. The opening clause of Article V of the Credit Agreement shall be amended and restated as follows:

                  So long as the Revolving Credit Note, any LC Exposure, or
            other Obligations remain outstanding, the Borrower will:

         10. The opening clause of Article VI of the Credit Agreement shall be amended and restated as follows:

                  So long as the Revolving Credit Note, any LC Exposure, or
            other Obligations remain outstanding:

         11. The Credit Agreement is not amended in any other respect.

         12. The Borrower reaffirms its obligations under the Credit Agreement and agrees that its obligations thereunder are its true and lawful obligations, enforceable in accordance with its terms, subject to no defense, counterclaim, or objection.

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         ENTERED INTO as of the date first above written.


                                      BORROWER:

                                      AMERICAN HEALTHWAYS, INC.

                                      By:
                                         ---------------------------------------

                                      Title:
                                            ------------------------------------


                                      LENDER:

                                      SUNTRUST BANK

                                      By:
                                          --------------------------------------

                                      Title:
                                             -----------------------------------






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